EDISON INTERNATIONAL® Leading the Way in Electricity SM 2007 Financial Teleconference February 27, 2008 Exhibit 99.2

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Forward-Looking Statements
Statements contained in this presentation about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments, and other statements that are not purely historical, are forward-looking statements.  These forward-
looking statements reflect our current expectations; however, such statements involve risks and uncertainties.  Actual results could differ materially from current expectations.  Important factors that could cause different results are discussed under the headings “Risk Factors”
and “Management’s Discussion and Analysis” in Edison International’s
most recent Form 10-K and other reports filed with the Securities and
Exchange Commission and available on our website:
www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison
International assumes no duty to update them to reflect new
information, events or circumstances.

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1 Reported earnings per share refers to basic earnings per share. See slide 3 for reconciliation of core earnings to reported earnings.  Core earnings is defined as reported earnings less income from discontinued operations and other non-core items.
GAAP
Net Income
($ millions)
Reported EPS
Core
1
Net Income
($ millions)
EPS
Fourth Quarter Earnings Summary
$211
$288
4Q 07   4Q 06
$214
$215
4Q 07   4Q 06
$0.64
$0.87
4Q 07   4Q 06
$0.65 $0.65
4Q 07   4Q 06

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Fourth Quarter Financial Results
Reconciliation of Core Earnings to Reported Earnings
1 See use of Non-GAAP Financial Measures in appendix.  The impact of participating securities is included in EIX parent company and other, and was $(0.01) per share for each of the quarters ended December 31, 2007 and 2006.
2 EMMT overhead is included in Corporate Expense and Other Items.
Core Earnings Variances
SCE
Settlement of a tariff dispute
0.05
EMG
Midwest Generation
Lower interest expense from debt repayment in 2Q 07 and higher
0.06
realized energy margin, partially offset by higher maintenance costs and SFAS #133 impact
Homer City
Higher energy margin, mostly offset by SFAS #133 impact 0.01
EMMT
2
Higher trading margin 0.05
Corporate Expense and Other Items (0.07)
Edison Capital
2006 infrastructure fund gains and other (0.11)
Non-Core Variances
SCE
4Q 06 resolution of a state tax apportionment issue $0.15
(0.16)
and generator refund incentive $0.01
EMG
4Q 07 includes ($0.01) from discontinued operations; 4Q 06
(0.07)
includes $0.07 from discontinued operations and ($0.01) from early debt extinguishment charges
Core Earnings 4Q 07 4Q 06 Var.
SCE $ 0.37 $ 0.32 $ 0.05
EMG 0.30 0.36 (0.06)
EIX parent company (0.02) (0.03) 0.01
and other
Core EPS
1
$ 0.65 $ 0.65
$
–
Non-core Items
SCE $ – $ 0.16 $ (0.16)
EMG (0.01) 0.06 (0.07)
Total Non-Core $ (0.01) $ 0.22 $ (0.23)
Basic EPS $ 0.64 $ 0.87 $ (0.23)
Diluted EPS $ 0.64 $ 0.87 $ (0.23)

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GAAP
Net Income
($ millions)
Reported EPS
Core
1
Net Income
($ millions)
EPS
Full-Year Earnings Summary
$1,098
$1,181
2007    2006
$1,217
$1,015
2007   2006
$3.33
$3.58
2007   2006
$3.69
$3.07
2007   2006
1 Reported earnings per share refers to basic earnings per share. See slide 5 for reconciliation of core earnings to reported earnings.  Core earnings is defined as reported earnings less income from discontinued operations and other non-core items.

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Full-Year Financial Results
Reconciliation of Core Earnings to Reported Earnings
1 See use of Non-GAAP Financial Measures in appendix.  The impact of participating securities is included in EIX parent company and other, and was $(0.04)
and $(0.05) per share for year-to-date December 31, 2007 and 2006, respectively.
2 EMMT overhead is included in Corporate Expense and Other Items.
Core Earnings Variances
SCE
Higher operating margin and lower income taxes, partially offset by
0.18
higher net interest expense
EMG
Midwest Generation
Higher energy margin (generation and realized energy prices) and 0.39 lower interest expense, partially offset by SFAS #133 impact and higher maintenance costs
Homer City
Higher energy margin (generation and realized energy prices), partially
0.14
offset by SFAS #133 impact
Income from Other Projects 0.07
EMMT
2
Higher trading margin 0.03
Corporate Expense and Other Items
Higher development costs, corporate expenses and other
(0.15)
Edison Capital
2006 infrastructure fund gains and other
(0.06)
Non-Core Variances
SCE
2007:  $0.10 income tax treatment of certain environmental (0.39)
remediation costs; 2006: $0.40 resolution of regulatory and tax issues, generator settlement $0.07, and generator refund incentive $0.02
EMG
2007 and 2006 include ($0.45) and ($0.28) for early debt (0.48)
extinguishment charges, and ($0.01) and $0.30 for discontinued
operations, respectively
Core Earnings 2007 2006 Var.
SCE $ 2.07 $ 1.89 $ 0.18
EMG 1.72 1.30 0.42
EIX parent company (0.10) (0.12) 0.02
and other
Core EPS¹
$ 3.69 $ 3.07 $ 0.62
Non-core Items
SCE $ 0.10 $ 0.49 $ (0.39)
EMG (0.46) 0.02 (0.48)
Total Non-Core $ (0.36) $ 0.51 $ (0.87)
Basic EPS $ 3.33 $ 3.58 $ (0.25)
Diluted EPS $ 3.31 $ 3.57 $ (0.26)

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Midwest Generation – Operating Performance
Average fuel and emission costs ($/MWh)
Average realized gross margin ($/MWh)²
2007 vs. 2006
• Generation up 3.7%
• Forced Outage Rate impacted by
unplanned maintenance outages at
Powerton Station (1,538 MW) during
4Q 07.  Both units currently back on
line.
All-in average realized price
increased 13% in 2007
compared to last year
1 Includes the price of energy, capacity, ancillary services, etc.
2 Average realized gross margin is equal to all-in average realized prices less average fuel and emission costs.
$53.53
$42.95
$53.36
$47.03
Operating Statistics
Total Generation (GWh)
29,961 28,898
Equivalent Availability 75.8% 79.3%
Capacity Factor 60.9% 58.8%
Load Factor 80.4% 74.1%
Forced Outage Rate 9.7% 7.9%
2007 2006
All-in Average Realized Prices
1
$13.36
$13.19
$40.28
$30.69
$40.00
$33.84
$13.25
$12.26
$0
$20
$40
$60
4Q 07 4Q 06 2007 2006

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Homer City – Operating Performance
Operating Statistics
Total Generation (GWh)
13,649 12,286
Equivalent Availability 89.4% 81.9%
Capacity Factor 82.5% 74.3%
Load Factor 92.4% 90.7%
Forced Outage Rate 4.1% 13.5%
2007 2006
1 Includes the price of energy, capacity, ancillary services, etc.
2 Average realized gross margin is equal to all-in average realized prices less average fuel and emission costs.
Average fuel and emission costs ($/MWh)
Average realized gross margin ($/MWh)
2
All-in average realized price
increased 15% in 2007
compared to last year
2007 vs. 2006
• Generation up 11.1%
• Strong operating performance across
the board in 2007
$56.68
$48.61
$56.52
$49.20
All-in Average Realized Prices
1
$22.45
$23.06
$32.85
$27.05
$34.07
$26.14
$21.56
$23.83
$0
$20
$40
$60
4Q 07 4Q 06 2007 2006

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EMG Hedge Program Status
1       The amount of power sold is a portion of the retail load of the purchasing utility and can vary significantly with variations in that retail load. Retail load depends upon a number of factors, including the time of day and year, and the utility’s number of new and continuing customers.  Estimated MWh have been forecast based on historical patterns and on assumptions regarding the factors that may affect retail loads in the future. The actual load will vary from that used for the above estimate, and the amount of variation may be material.
2 The average price per MWh, which is subject to a seasonal price adjustment, represents the sale of a bundled product that includes, but is not limited to, energy, capacity and ancillary services.  Also, Midwest Generation will incur charges from PJM as a load-serving entity.  Thus, the average price per MWh is not comparable to the sale of power under an energy only contract.  The average price per MWh represents the sale of the bundled product based on an estimated customer load profile.
3 Homer City hedge position for 2009 was incorrectly reported as 3,890/GWh at September 30, 2007.  The correct hedge position for 2009 was 2,867/GWh.  There was no change in the hedge position during the fourth quarter.
4 The average price/MWh for Homer City’s hedge position is based on PJM West Hub prices.  As a result of transmission congestion in the PJM, actual energy prices at the Homer City busbar have been lower than those at the PJM West Hub.
3
Status at December 31, 2007
2008 2009 2010
Midwest Generation
Energy Only Contracts
Megawatt hours (in GWh) 10,838 7,692 3,472
Average Price ($/MWh) $61.27 $62.38 $62.62
Load Requirement Services Contracts
Estimated GWh
1
5,613 1,632 —
Average Price ($/MWh)
2
$64.01 $63.65 —
Total estimated GWh hedged 16,451 9,324 3,472
Coal under contract (in millions of tons) 17.5 11.7 11.7
Homer City
Total estimated GWh hedged 7,232 2,867 1,022
Average Price ($/MWh)
4
$60.85 $73.84 $77.80
Coal under contract (in millions of tons) 5.7 4.4 0.3

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EMG Capacity Sales

Status at December 31, 2007

	Jan. 1, 2007 — May 31, 2008		June 1, 2008 — May 31, 2009		June 1, 2009 — May 31, 2010		June 1, 2010 — May 31, 2011	
Megawatts except price per MW-day	Midwest Generation	Homer City	Midwest Generation	Homer City	Midwest Generation	Homer City	Midwest Generation	Homer City
INSTALLED CAPACITY	**5,776**	**1,884**	**5,776**	**1,884**	**5,776**	**1,884**	**5,477**	**1,884**
Less: Net capacity held due to load requirement services contracts,[1] and retained for outages	(2,673)	(207)	(1,613)	(173)	(447)	(214)	(548)	(71)
NET CAPACITY AVAILABLE FOR SALE	**3,103**	**1,677**	**4,163**	**1,711**	**5,329**	**1,670**	**4,929**	**1,813**
Fixed Price Capacity Sales								
RPM Auction Process								
• Net Capacity Sold	2,603	786	3,283	820	4,614	1,670	4,929	1,813
• Price per MW-day	$40.80	$40.80	$111.92	$111.92	$102.04	$191.32	$174.29	$174.29
Non-unit Specific Capacity Sales								
• Net Capacity Sold	500	—	880	—	715	—	—	—
• Price per MW-day (Net)	$21.31	$ —	$64.35	$ —	$71.46	$ —	$ —	$ —
Variable Capacity Sales								
Third Party Transaction								
• Capacity	—	891	—	891	—	—	—	—
• Expected price per MW-day[2]	$ —	$66.71	$ —	$69.50	$ —	$ —	$ —	$ —
TOTAL CAPACITY SOLD	**3,103**	**1,677**	**4,163**	**1,711**	**5,329**	**1,670**	**4,929**	**1,813**
AVERAGE PRICE PER MW-DAY	**$37.66**	**$54.57**	**$101.86**	**$89.83**	**$97.94**	**$191.32**	**$174.29**	**$174.29**

1 Load requirements services contracts include energy, capacity and ancillary services.

2 Actual contract price for Homer City sale is a function of NYISO capacity auction clearing prices. Expected price per MW-day is based on forward over-the-counter NYISO prices on December 31, 2007.

9

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2008 Earnings Guidance

Reconciliation of Core Earnings Guidance to Reported Earnings Guidance

2008 Guidance as of

Core EPS1 2/27/2008

SCE $ 2.18 — $ 2.28

EMG 1.57 — 1.87

EIX parent company and other (0.14)

EIX core earnings per share $ 3.61 — $ 4.01

Non-Core Items — —

EIX reported earnings per share $ 3.61 — $ 4.01

— $ 4.01

Key Factors/Assumptions

SCE

• 11.5% Return on Equity

• Energy Efficiency Results - $0.08

EMG

• Forward hedge positions and prices

as of 1/31/08

• EMMT pre-tax trading margin - $75M

• Lower pre-tax earnings from EMG’s

Sycamore and Watson projects

Other

• No changes in GAAP accounting

• Excludes discontinued operations

1 See use of Non-GAAP Financial Measures in appendix. The expected impact of participating securities is $(0.05) per share and is included in EIX parent company and other.

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EDISON INTERNATIONAL® 11 Leading the Way in Electricity SM Appendix

Leading the Way in Electricity℠

SCE Capital Investment

Proposed $19 Billion Five-Year Capital Spending Plan


$ Billions
$5
$4
$3
$2
$1
$0
$2.8
$3.9
$4.3
$4.4
$3.6
2008
2009
2010
2011
2012

Forecast by Classification

	$	%
Edison SmartConnect™	1.2	6
Generation	2.5	13
Transmission	5.5	29
Distribution	9.8	52
Total[1]	19.0	100

Current Forecast by Proceeding

	$	%
CPUC Rate Cases	11.8	62
CPUC Project Specific	1.8	10
FERC Rate Cases	5.4	28
Total[1]	19.0	100

$19 billion capital spending plan over next 5 years

In 2007, SCE substantially advanced major multi-year projects comprising more than 75% of this plan

1 Subject to timely receipt of permitting, licensing and regulatory approvals. Forecast is as of February 2008 and includes $640 million of capital spending for DPV2, the majority of which is expected to occur in 2009 and 2010. The Arizona Corporation Commission (ACC) denied approval of the DPV2 project. The denial has resulted in a minimum two-year delay of the project. SCE is evaluating its options for the project.

12

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SCE Earnings Asset Base

Forecast SCE Rate Base 2007-20121

$ Billions

$24 $21 $18 $15 $9 $6 $3 $0

12+% Compound Annual Growth

$11.7 $12.7 $15.4 $18.0 $20.8 $23.0

2007 2008 2009 2010 2011 2012

With effective execution of SCE’s capital expenditure program and continued regulatory support, the utility earnings asset base should nearly double by 2012

1 Includes impact of 2006 CPUC and 2006 FERC GRC decisions and forecasted rate base for FERC (2007-2012) and CPUC (2009-2012) which are subject to timely receipt of permitting, licensing and regulatory approvals; includes estimated impacts of the November 15, 2007 FERC incentives decision allowing construction work-in-process (CWIP) recovery in rate base and the Economic Stimulus Act of 2008. Forecast is as of February 2008 and includes $640 million of capital spending for DPV2, the majority of which is expected to occur in 2009 and 2010. The Arizona Corporation Commission (ACC) denied approval of the DPV2 project. The denial has resulted in a minimum two-year delay of the project. SCE is evaluating its options for the project.

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EMG Comparative Operating Statistics
4Q 07 4Q 06 Variance % 2007 2006 Variance %
Midwest Generation
Generation (in GWh)
Energy Only contracts 5,062 7,731 22,503       28,898
Load Requirement Services Contracts 1,730 —  7,458         —
Total 6,792 7,731 (939) -12% 29,961 28,898 1,063 4%
Performance
Equivalent Availability Rate (EAF) 67.2% 74.6% -7.4% 75.8% 79.3% -3.5%
Forced Outage Rate (EFOR) 18.1% 14.5% 3.6% 9.7% 7.9% 1.8%
Pricing Information
Average Realized Energy Price ($/MWh)
Energy Only Contracts $48.06 $42.51 $5.55 13% $48.79 $46.19 $2.60 6%
Load Requirement Services Contracts $63.73 —  $63.43 —
Average Cost of Fuel ($/MWh) $13.24 $12.26 $0.98 8% $13.36 $13.19 $0.17 —
Flat Energy Price - Nihub ($/MWh) $45.92 $37.76 $8.16 22% $45.53 $41.42 $4.11 10%
Homer City
Generation (in Gwh)
3,437 3,235 202 6% 13,649 12,286 1,363 11%
Performance
Equivalent Availability Rate (EAF) 90.4% 89.2% 1.2% 89.4% 81.9% 7.5%
Forced Outage Rate (EFOR) 5.2% 3.3% 1.9% 4.1% 13.5% -9.4%
Pricing Information
Average Realized Energy Price ($/MWh) $54.35 $47.34 $7.01 15% $54.40 $48.02 $6.38 13%
Average Cost of Fuel ($/MWh) $23.81 $21.56 $2.25 10% $22.45 $23.05 ($0.60) -3%
Flat Energy Price - PJM West Hub ($/MWh) $58.68 $41.67 $17.01 41% $59.87 $51.08 $8.79 17%
Flat Energy Price - HC Busbar ($/MWh) $51.25 $37.61 $13.64 36% $51.03 $45.15 $5.88 13%
Flat Energy Price - Basis (PJM West Hub - HC Busbar) $7.43 $4.06 $3.37 $8.84 $5.93 $2.91

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EMG - Wind Projects and Pipeline
Over 5,000 MW development pipeline in 14 states
1 Data as of December 31, 2007; turbines purchased or committed to support development pipeline.
MW
In-Service                       566
Under Construction         447
Development Pipeline   5,091
Turbines (not shown)   1,166
EMG Wind Portfolio
1
Iowa
In-Service 145 MW
Pipeline 200 MW
Illinois
Pipeline 520 MW
New York
Pipeline 140 MW
Maryland
Pipeline 95 MW
West Virginia
Pipeline 232 MW
Minnesota
In-Service 75 MW
Construction 70 MW
Pipeline 149 MW
Pennsylvania
Construction 67 MW
Oklahoma
In-Service 95 MW
Pipeline 300 MW
Texas
In-Service 161 MW
Construction 150 MW
Pipeline 480 MW
New Mexico
In-Service 90 MW
Pipeline 1,070 MW
Nebraska
Pipeline 80 MW
Wyoming
Construction 141 MW
Nevada
Pipeline 515 MW
Utah
Construction 19 MW
Pipeline 70MW
Wisconsin
Pipeline 100 MW
Arizona
Pipeline 1,140 MW

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No. of Projects MW
Projects¹
In-Service 13 566
Under Construction 8 447
Total Projects 21 1,013
Development Pipeline²
39 5,091
Turbines
Purchased and under option 1,166
EMG Growth Driver – Wind Energy
Development Strategy & Portfolio
Wind Project Portfolio & Development Pipeline
Wind Energy Development Strategy
•
Strategic importance to growth plan
Contributes to portfolio diversification
Objective is to attain national scope
and leadership scale
Leverages successful wind energy
experience to date
•
Wind energy provides attractive opportunities
Growing RPS requirements and national desire
for renewables
Production tax credits
Accelerated depreciation (MACRS) over 5 yrs.
Mainly long-term contracts for output
1 Data as of December 31, 2007; turbines purchased or committed to support development pipeline
2 Owned or under exclusive agreements.

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EMG –
Liquidity Profile
Available Liquidity
$2,234
1,230
497
$   507
2007
$3,149
2,181
495
$   473
2006
Cash & Short term investments
1
MWG Revolver
EME Revolver
Sources ($ Millions)
$1.1 billion of credit facilities between MWG and EME
1 Excludes $121 million and $73 million of cash collateral held by counterparties at 12/31/07 and 12/31/06, respectively.
Total

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EMG – Fourth Quarter Adjusted EBITDA

Reconciliation to Net Income ($ Millions) 4Q 07 4Q 06

Net Income $ 96 $ 136

Addback (Deduct):

Cumulative change in accounting, net of tax — —

Discontinued operations 3 (22)

Income from continuing operations 99 114

Interest expense 75 96

Interest income (20) (36)

Income taxes 31 48

Depreciation and Amortization 47 40

EBITDA 232 262

Production tax credits1 10 4

Discrete items:

Loss on lease termination, asset impairment and other — —

Impairment of equity method investment — —

Gain on sale of assets — (18)

Loss on early extinguishment of debt — 3

Adjusted EBITDA $ 242 $ 251

Note: EBITDA is defined as earnings before interest, income taxes, depreciation and amortization. Management also uses Adjusted EBITDA as an important financial measure for evaluating its business. Adjusted EBITDA includes production tax credits from EMG’s wind projects and excludes amounts from gain on the sale of assets, loss on early extinguishment of debt and leases, and impairment of assets and investments.

1	Production tax credits (PTC) are after-tax.

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EMG—2006-2007 Adjusted EBITDA

Reconciliation to Net Income ($ Millions) 2007 2006

Net Income $ 410 $ 432

Addback (Deduct):

Cumulative change in accounting, net of tax — —

Discontinued operations 2 (97)

Income from continuing operations 412 335

Interest expense 323 409

Interest income (101) (118)

Income taxes 170 154

Depreciation and Amortization 172 157

EBITDA 976 937

Production tax credits1 28 17

Discrete items:

Loss on lease termination, asset impairment and other — —

Impairment of equity method investment — —

Gain on sale of assets (1) (22)

Loss on early extinguishment of debt 241 146

Adjusted EBITDA $ 1,244 $ 1,078

Note: EBITDA is defined as earnings before interest, income taxes, depreciation and amortization. Management also uses Adjusted EBITDA as an important financial measure for evaluating its business. Adjusted EBITDA includes production tax credits from EMG’s wind projects and excludes amounts from gain on the sale of assets, loss on early extinguishment of debt and leases, and impairment of assets and investments.

1	Production tax credits (PTC) are after-tax.

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Use of Non-GAAP Financial Measures
Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission.  Our management uses core earnings and EPS by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and EPS by principal operating subsidiary as primary performance measurements when communicating with analysts and investors regarding our earnings results and outlook, as it allows us to more accurately compare the company’s ongoing performance across periods. Core earnings exclude discontinued operations and other non-core items and are reconciled to basic earnings per common share.
EPS by principal operating subsidiary is based on the principal operating subsidiary net income and Edison International’s weighted average outstanding common shares.  The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company. EPS and core EPS by principal operating subsidiary are reconciled to basic earnings per common share.
A reconciliation of Non-GAAP information to GAAP information, including the impact of participating securities, is included either on the slide where the information appears or on another slide referenced in the presentation.